EXHIBIT 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 1, 2008 (the "Amendment”), is executed by and among HURON CONSULTING GROUP INC., a Delaware corporation (the “Borrower” or the "Company"), HURON CONSULTING GROUP HOLDINGS LLC, a Delaware limited liability company ("HCG”), HURON CONSULTING SERVICES LLC, a Delaware limited liability company ("HCS") WELLSPRING MANAGEMENT SERVICES LLC, formerly known as SPELTZ & WEIS LLC, a Delaware limited liability company ("WMS"), Huron (UK) LIMITED, a UK limited liability company ("Huron UK"), AAXIS TECHNOLOGIES, INC., a Virginia corporation ("ATI"), FAB ADVISORY SERVICES, LLC, an Illinois limited liability company ("FAB"), GLASS & ASSOCIATES, INC., a Delaware corporation ("GLASS"), GLASS EUROPE LIMITED, a United Kingdom Private Company ("GEL"), WELLSPRING PARTNERS, LTD., a Delaware corporation ("Wellspring"), WELLSPRING VALUATION, LTD., a Delaware corporation ("WVL"), and KABUSHIKI KAISHA HURON CONSULTING GROUP, a Japan business corporation ("HURON JAPAN"), and HURON DEMAND LLC, a Delaware limited liability company (“HDL”) (each of HCG, HCS, WMS, Huron UK, ATI, FAB, Glass, GEL, Wellspring, WVL, Huron Japan, and HDL being referred to herein as a “Guarantor” and collectively referred to herein as the “Guarantors”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Administrative Agent"), Arranger and Lender (“LaSalle”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as Co-Syndication Agent and Lender (“JPMorgan”), FIFTH THIRD BANK, a Michigan banking corporation, as Co-Syndication Agent and Lender (“Fifth Third”), BANK OF AMERICA, N.A., a national banking association, as Lender ("BA"),  NATIONAL CITY BANK, a national banking association, as Lender ("National"), and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association (“HSBC”) (the foregoing first three (3) Lenders, LaSalle, JPMorgan and Fifth Third, shall collectively be referred to herein as the "Original Lenders";  the subsequent two (2) Lenders, BA and National, shall collectively be referred to herein as the "Additional Lenders"); and all six (6) Lenders shall collectively be referred to herein as the “Lenders”.

R E C I T A L S:

A. The Borrower, Administrative Agent, and Original Lenders entered into that certain Credit Agreement dated as of June 7, 2006 (the “Credit Agreement”), providing for the Original Lenders to make Revolving Loans to the Borrower in the aggregate principal amount of up to Seventy-Five Million and 00/100 Dollars ($75,000,000.00) evidenced by the following notes (collectively, the “Original Revolving Notes”):  (i) that certain Revolving Note dated as of June 7, 2006 in the maximum principal amount of Thirty-Five Million and 00/100 Dollars ($35,000,000.00) executed by the Borrower in favor of LaSalle and made payable to the order of LaSalle;  (ii)  that certain Revolving Note dated as of June 7, 2006 in the maximum principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00) executed by the Borrower in favor of JPMorgan and made payable to the order of JPMorgan; and (iii) that certain Revolving Note dated as of June 7, 2006 in the maximum principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00) executed by the Borrower in favor of Fifth Third and made payable to Fifth Third.

B. In connection with the Credit Agreement, HCS, HCG, Speltz & Weis LLC (now known as WMS) and Huron UK executed that certain Guaranty Agreement dated as of June 7, 2006,  and ATI, FAB and Document Review Consulting Services LLC, a Delaware limited liability company (“DRC”) executed that certain Guaranty Agreement dated as of August 14, 2006, both of which Guaranty Agreements were for the benefit of the Lenders (each such Guaranty Agreement being referred to herein as a “Guaranty” and collectively with the Guaranty Agreements referred to in Recitals E and I below as the “Guaranties”) (DRC subsequently was merged into another Guarantor and therefore no longer exists as a separate entity).

C. Pursuant to that certain First Amendment to Credit Agreement dated as of December 29, 2006 (the "First Amendment"), Borrower, Administrative Agent, and Original Lenders, among other things, increased the maximum amount of  principal that may be borrowed under the Credit Agreement to One Hundred Thirty Million and 00/100 Dollars ($130,000,000.00) in order to enable Borrower to consummate the following proposed acquisitions (collectively, the "Acquisitions") in early January, 2007:  (i) acquisition of all of the outstanding capital stock of Wellspring; and (ii) acquisition of all of the outstanding capital stock of Glass.  Pursuant to the First Amendment, the Amended and Restated Revolving Notes dated December 29, 2006 (collectively, the "December 2006 Notes") were executed and delivered by Borrower in favor of each of the Original Lenders reflecting the increased Pro Rata Shares of each of the Original Lenders in replacement of the Original Revolving Notes.

D. Under the First Amendment, Administrative Agent and Lenders consented to the maximum amount of debt to be utilized in connection with the Acquisitions, as such consent was required to be obtained under the Credit Agreement.

E. Upon the consummation of the Acquisitions, as required by the Credit Agreement, the following Guaranty Agreements were executed: (i) Wellspring and WVL (the Wellspring subsidiary acquired as part of the Acquisitions) executed that certain Guaranty Agreement dated as of January 2, 2007; and (ii) Glass and GEL and PWS Group, Inc., a Delaware corporation ("PWS") (the Glass subsidiaries acquired as part of the Acquisitions)  executed that certain Guaranty Agreement dated January 10, 2007; PWS was recently dissolved and is therefore no longer a Guarantor.

F. Pursuant to that certain Second Amendment to Credit Agreement dated as of February 23, 2007 (the “Second Amendment”), Borrower, Administrative Agent and Lenders further amended the Credit Agreement to: (i) increase the maximum amount of principal that may be borrowed under the Credit Agreement to One Hundred Seventy-Five Million and 00/100 Dollars ($175,000,000.00), with an "accordian" feature allowing for an additional amount of up to Fifty Million Dollars ($50,000,000.00) in principal to be borrowed; (ii) reduce certain pricing; (iii) modify the covenant with respect to the amount of aggregate debt which may be utilized for an acquisition or series of related acquisitions in order to increase such amount to Forty Million Dollars ($40,000,000.00);  (iv) extend the maturity date of the Revolving Loans from May 31, 2011 to February 23, 2012; (v) make a clarification to the covenant concerning restricted payments; and (vi) modify the "use of proceeds" covenant to add an additional Ten Million and 00/100 Dollars ($10,000,000.00) "bucket" for certain specified uses.

G.  The Second Amendment also:  (i) provided for the participation of the Additional Lenders in the increased amount of the Revolving Commitment and the joinder of the Additional Lenders as parties to the Credit Agreement, as amended; and (ii) required Borrower to execute and deliver Second Amended and Restated Revolving Notes in favor of each of the Original Lenders in replacement of the December 2006 Notes in order to reflect their modified Pro Rata Shares and Revolving Notes in favor of each of the Additional Lenders to reflect their Pro Rata Shares.

H. Pursuant to that certain Third Amendment to Credit Agreement dated as of May 25, 2007 (the "Third Amendment"), the parties further amended the Credit Agreement, as amended, to provide for the participation by HSBC in the Revolving Commitment and the joinder of HSBC as a party to the Credit Agreement, as well as the modification of the Pro Rata Shares of the Original Lenders and the Additional Lenders in order to allow for such participation by HSBC.  The Third Amendment also required Borrower to execute and deliver Third Amended and Restated Revolving Notes in favor of each of the Original Lenders, Amended and Restated Revolving Notes in favor of the Additional Lenders, and a Revolving Note in favor of HSBC in order to reflect the modifications of the Pro Rata Shares and the participation by HSBC.

I. Also pursuant to the Third Amendment, a Guaranty Agreement was executed and delivered by Huron Japan, which is a new subsidiary of Borrower, as required under the Credit Agreement, as amended.

J. Pursuant to that certain Fourth Amendment to Credit Agreement dated as of July 27, 2007 (the “Fourth Amendment”), the parties further amended the Credit Agreement, as amended, to provide for Borrower to borrow an additional Twenty-Five  Million Dollars ($25,000,000.00) in principal under the "accordian" feature of the Credit Agreement, as amended, in order to enable Borrower to consummate the acquisition (the "Callaway Acquisition") of the assets of Callaway Partners, LLC, a Georgia limited liability company ("Callaway"), for an aggregate purchase price of approximately Sixty Million and 00/100 ($60,000,000.00), but not to exceed Sixty-Five Million and 00/00 Dollars ($65,000,000.00), plus a five (5) year incentive earn-out.  As part of the Fourth Amendment, at Borrower’s request the Administrative Agent and Lenders consented to the maximum amount of debt to be utilized in connection with the Callaway Acquisition, as such consent was required to be obtained under the Credit Agreement.  The Fourth Amendment also required Borrower to execute and deliver Fourth Amended and Restated Notes in favor of each of the Original Lenders, Second Amended and Reinstated Revolving Notes in favor of the Additional Lenders, and an Amended and Restated Revolving Note in favor of HSBC.

K. Also pursuant to the Fourth Amendment, a Guaranty Agreement was executed and delivered by HDL, which was a newly formed subsidiary of Borrower formed to acquire the Callaway assets, as required under the Credit Agreement, as amended.

L. The parties desire to further amend the Credit Agreement to: (i) provide for Borrower to be permitted to borrow an additional Twenty-Five Million Dollars ($25,000,000.00) in principal under the “accordion” feature of the Credit Agreement, as amended; and an additional Fifteen Million Dollars ($15,000,000.00)  in principal in excess of the maximum amount of principal that may currently be borrowed under the Credit Agreement, as amended; and (ii) allow HDL to incur additional debt in the amount of Twenty-Three Million Dollars ($23,000,000.00) (the “HDL Debt”) for the “buy-out” of the incentive earn-out under the Callaway Acquisition referred to in Recital J above; and (iii) modify certain pricing.

M. Administrative Agent and Lenders desire to amend the Credit Agreement to incorporate the matters in the preceding Recital, pursuant to and on the terms and conditions set forth below.  The term "Credit Agreement", as hereinafter used in this Amendment, shall mean the Credit Agreement as defined in Recital A above, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and this Amendment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

A G R E E M E N T S:

1. RECITALS.  The foregoing Recitals are hereby made a part of this Amendment.

2. DEFINITIONS.  Capitalized words and phrases used herein without definition shall have the respective meanings ascribed to such words and phrases in the Credit Agreement.

3. CONSENT.   Section 11.1 of the Credit Agreement prohibits the Company from incurring the HDL Debt without the prior written consent of the Administrative Agent and Lenders.  To induce Administrative Agent and Lenders to consent to the HDL Debt,  (i) Borrower hereby covenants and agrees that,  simultaneously with the execution hereof, Borrower will deliver to Administrative Agent a Subordination Agreement in form and substance satisfactory to Administrative Agent, duly executed by the Junior Lender (as defined therein), Borrower and HDL, and (ii) Borrower hereby represents and warrants to Administrative Agent and Lenders that (a) the HDL Debt will not result in an Event of Default under the Credit Agreement or any of the other Loan Documents executed in connection therewith,  (b) none of the Borrower's covenants, including but not limited to the financial covenants in Section 11.12 of the Credit Agreement, will be breached by the incurring of the HDL Debt, and (c) the HDL Debt will be incurred pursuant to a Promissory Note (the “HDL Note”) in the form of Exhibit A to the above Subordination Agreement.  Based upon the foregoing (including but not limited to the covenants, representations, and warranties of Borrower in this Amendment) Administrative Agent and Lenders hereby consent to the incurring of the HDL Debt in accordance with the terms of the HDL Note, and Administrative Agent and Lenders hereby agree that such indebtedness shall not constitute a breach of Section 11.1 of the Credit Agreement.

4. AMENDMENTS TO THE CREDIT AGREEMENT.

4.1 Revolving Commitment.  Borrower hereby elects to increase the amount of the Revolving Commitment by:  (i) Twenty-Five Million and 00/100 Dollars ($25,000,000.00) pursuant to the "accordian" feature set forth in Section 1.1 of the Credit Agreement under the definition of "Revolving Commitment", and (ii) an additional Fifteen Million and 00/100 Dollars ($15,000,000.00) in excess of such amount. Borrower hereby represents and warrants to Administrative Agent and Lenders that at the time of this election and after giving effect to the borrowings permitted by such election, there is and would be no Unmatured Event of Default or Event of Default. Borrower further represents and warrants to Administrative Agent and Lenders that the proceeds of such increase in the Revolving Commitment shall be used for an incentive earn-out payment coming due with respect to the Wellspring acquisition referred to in Recital C above and for working capital purposes.  Accordingly, the parties hereto hereby agree to amend the definition of "Revolving Commitment" in the Credit Agreement to read in its entirety as follows:

 “Revolving Commitment” means Two Hundred Forty Million and 00/100 Dollars ($240,000,000.00), as reduced from time to time pursuant to Section 6.1.

4.2 Annex A.  In order to reflect the above election, Annex A to the Credit Agreement is hereby amended to read in its entirety as set forth in Annex A to this Amendment.

4.3 Revolving Note.  All references in the Loan Agreement to the “Revolving Note”, “Note” or “Notes” (collectively, the “Notes”) shall be deemed to be references to the Replacement Notes (as defined below), to the extent that Replacement Notes are required to be delivered.  Borrower shall execute and deliver the following to those Lenders who are participating in the increase in the Revolving Commitment:  (i) Notes in the form of Exhibit "A" hereto in favor of each of the Original Lenders which shall replace the Notes executed by original Lenders pursuant to the Third Amendment and reflect the modified Pro Rata Shares of each of the Original Lenders set forth in Annex A to this Amendment; (ii) Notes in the form of Exhibit "B" hereto in favor of each of the Additional Lenders which shall replace the Notes executed by Additional Lenders pursuant to the Third Amendment and reflect the modified Pro Rata Shares of such Additional Lenders set forth in Annex A to this Amendment, and (iii) a Note in the form of Exhibit "C" hereto in favor of HSBC which shall replace the Note executed by HSBC pursuant to the Third Amendment and reflect the Pro Rata Share of HSBC set forth in Annex A to this Amendment (the Notes in subsections (i), (ii) and (iii) of this Section 4.2 shall collectively be referred to herein as the "Replacement Notes").

4.4 Applicable Margin.  The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended so as to modify the pricing chart included within such definition to read in its entirety as follows:

Level	Total Debt to EBITDA Ratio	LIBOR Margin	Base Rate Margin	Non-Use Fee Rate	L/C Fee Rate
I	Greater than 2.50:1	200.0 bps	75.0 bps	40.0 bps	175.0 bps
II	Greater than 2.00:1 but less than or equal to 2.50:1	175.0 bps	50.0 bps	35.0 bps	150.0 bps
III	Greater than 1.50:1 but less than or equal to 2.00:1	150.0 bps	25.0 bps	30.0 bps	125.0 bps
IV	Greater than 1.00:1 but less than or equal to 1.50:1	125.0 bps	00.0 bps	25.0 bps	100.0 bps
V	Greater than .50:1 but less than or equal to 1.00:1	100.0 bps	00.0 bps	20.0 bps	75.0 bps
VI	Less than or equal to .50:1	087.5 bps	00.0 bps	17.5 bps	62.5 bps

 The Applicable Margin on the date hereof shall be based upon Level III pricing above until adjusted in accordance with the Credit Agreement.

5. COMMITMENT FEE.   In addition to any other fees payable by Borrower in connection with the Credit Agreement, Borrower shall pay to Administrative Agent, for the benefit of Lenders, an upfront commitment fee equal to ten basis points (0.10%) of the amount of the increase in the Revolving Commitment as a result of this Amendment (such increase being equal to Forty-Million and 00/100 Dollars ($40,000,000.00). Such fee shall be payable at the time of the Borrower’s execution and delivery to Administrative Agent of this Amendment and shall be deemed fully earned and non-refundable when paid.

6. REPRESENTATIONS AND WARRANTIES.  To induce the Lenders to enter into this Amendment, the Borrower hereby certifies, represents and warrants to the Lenders that:

6.1 Organization.  The Borrower is a corporation validly existing and in good standing under the laws of the State of Delaware.  The Borrower is duly qualified to do business in each jurisdiction where the nature of its activities requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.  The Articles of Incorporation and Bylaws, Borrowing Resolutions and Incumbency Certificate of the Borrower have not been changed or amended since the most recent date that certified copies thereof were delivered to the Bank.

6.2 Authorization.  The Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to borrow monies under the Credit Agreement, as amended hereby, and to perform its Obligations under the Credit Agreement, as amended hereby.

6.3 No Conflicts.  The execution and delivery of this Amendment, the borrowings under the Credit Agreement, as amended hereby, and the performance by the Borrower of its Obligations under the Credit Agreement, as amended hereby, do not require any consent or approval of any governmental agency or authority and do not conflict with any provision of law or of the Certificate of Incorporation or Bylaws of the Borrower or any agreement binding upon the Borrower (except for any such agreement the conflict with which would not have a Material Adverse Effect) .

6.4 Validity and Binding Effect.  The Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity.

6.5 Compliance with Credit Agreement.  The representations and warranties set forth in Section 9 of the Credit Agreement, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to the Administrative Agent and except for such changes as are specifically permitted under the Credit Agreement.  In addition, the Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement.

6.6 No Event of Default.  As of the date hereof, no Event of Default under the Credit Agreement, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.

7. CONDITIONS PRECEDENT.  This Amendment shall become effective as of the date above first written after receipt by the Administrative Agent of the following:

7.1 Amendment.  This Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders.

7.2 Replacement Notes.  The Replacement Notes in favor of each of the Lenders executed by the Borrower.

7.3 Fees. The fee required to be paid under Section 5 above with such fee payable upon the execution and delivery of this Amendment by the Borrower to the Administrative Agent.

7.4 Resolutions.  A certified copy of resolutions of the Board of Directors of the Borrower authorizing the execution, delivery, and performance of this Amendment and the related loan documents.

7.5 Subordination Agreement.  The Subordination Agreement required to be delivered pursuant to Section 3 above.

7.6 Affirmation of Guaranties.  The Affirmation of Guaranties executed by the Guarantors in the form attached hereto.

7.7 Other Documents.  Such other documents, certificates, resolutions and/or opinions of counsel as the Bank may request.

8. GENERAL.

8.1 Governing Law; Severability.  This Amendment shall be construed in accordance with and governed by the laws of Illinois, without regard to conflicts of laws principles.  Wherever possible each provision of the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, or this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment,  and this Amendment.

8.2 Successors and Assigns.  This Amendment shall be binding upon the Borrower, the Guarantors and the Administrative Agent, Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

8.3 Continuing Force and Effect of Loan Documents, Guaranties.  Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the other Loan Documents are incorporated by reference herein, and in all respects, shall continue in full force and effect.  The Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the other Loan Documents.  Each of the Guarantors, by execution of this Amendment, hereby reaffirms, assumes and binds themselves to all of the obligations, duties, rights, covenants, terms and conditions that are contained in their respective Guaranties.

8.4 References to Credit Agreement.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and hereby.

8.5 Expenses.  The Borrower shall pay all reasonable costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees and time charges of attorneys who may be employees of the Administrative Agent or any of the Lenders or any affiliate or parent of any of such parties.  The Borrower shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

8.6 Counterparts.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Credit Agreement as of the date first above written.

BORROWER: HURON CONSULTING GROUP INC., a Delaware corporation By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
GUARANTORS: HURON CONSULTING GROUP HOLDINGS LLC, a Delaware limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
HURON CONSULTING SERVICES LLC, a Delaware limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
WELLSPRING MANAGEMENT SERVICES LLC, formerly known as SPELTZ & WEIS LLC, a Delaware limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO

HURON (UK) LIMITED, a UK limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
AAXIS TECHNOLOGIES, INC., a Virginia corporation By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
FAB ADVISORY SERVICES, LLC, an Illinois limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
GLASS & ASSOCIATES, INC., a Delaware corporation By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO

WELLSPRING PARTNERS, LTD., a Delaware corporation By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
WELLSPRING VALUATION, LTD., a Delaware corporation By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
KABUSHIKI KAISHA HURON CONSULTING GROUP, a Japan business corporation By: /s/ Gary E. Holdren Name: Gary E. Holdren Title: Director
HURON DEMAND LLC, a Delaware limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO

LENDERS: LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, Arranger and Lender By: /s/ Ashley Ericson Name: Ashley Ericson Title: Vice President
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as Co-Syndication Agent and Lender By: /s/ Nathan Margol Name: Nathan Margol Title: Vice President
FIFTH THIRD BANK, a Michigan banking corporation, as Co-Syndication Agent and Lender By: /s/ Susan Kaminski Name: Susan Kaminski Title: VP
BANK OF AMERICA, N.A., a national banking association, as Lender By: Name: Title:

NATIONAL CITY BANK, a national banking association, as Lender By: /s/ Brandon S. Norder Name: Brandon S. Norder Title: Officer
HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association, as Lender By: Name: Title:

AFFIRMATION OF GUARANTIES

This affirmation of Guaranties ("Affirmation") is made by each of the undersigned Guarantors with respect to that certain Fifth Amendment to Credit Agreement of even date herewith (the "Fifth Amendment"), to which this Reaffirmation is attached, executed by and among Huron Consulting Group Inc. a Delaware corporation (the "Borrower"), the undersigned Guarantors, and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Administrative Agent"), Arranger and Lender, JPMORGAN CHASE BANK NATIONAL ASSOCIATION, a national banking association, as Co-Syndication Agent and Lender,  FIFTH THIRD BANK, a Michigan banking corporation, as Co-Syndication Agent and Lender, BANK OF AMERICA, N.A., a national banking association, as Lender, NATIONAL CITY BANK, a national banking association, as Lender, HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association (the foregoing six Lenders shall collectively be referred to herein as the "Lenders").  All capitalized terms used herein and not defined shall have the meanings assigned to them in the respective Guaranty Agreements (each referred to herein as a “Guaranty”) to which each such Guarantor is a party, as referenced in Recitals B, E, I, and K to the Fifth Amendment.  The definition of "Loan Documents" in the Credit Agreement shall include each such Guaranty.

Each of the Guarantors hereby expressly:  (a) consents to the execution by the Borrower, the Administrative Agent and the Lenders of the Fifth Amendment; (b) acknowledges that the Company Obligations of the Borrower means all of the "Obligations" of the Borrower as defined in the Credit Agreement, as amended by the First Amendment to Credit Agreement dated as of December 29, 2006, the Second Amendment to Credit Agreement dated as of February 23, 2007, the Third Amendment to Credit Agreement dated as of May 25, 2007, the Fourth Amendment to Credit Agreement dated as of July 27, 2007, and the Fifth Amendment and as such may be further amended from time to time, and as evidenced by the Replacement Notes (as defined in the Fifth Amendment), as modified, extended and/or replaced from time to time, and that the obligations with respect to each Guarantor, means all of "Guarantor Obligations", arising under such Guarantor’s respective Guaranty; (c) acknowledges that such Guarantor does not have any set-off, defense, or counterclaim to the payment or performance of any or all of the Guarantor Obligations of such Guarantor under its respective Guaranty; (d) reaffirms, assumes and binds itself in all respects to all of the Guarantor’s obligations, liabilities, duties, covenants, terms and conditions that are contained in its respective Guaranty; (e) agrees that all Guarantor Obligations under its respective Guaranty shall continue in full force and that the execution and delivery of the Fifth Amendment to, and its acceptance by, the Administrative Agent and the Lenders shall not in any manner whatsoever (i) impair or affect the liability of any Guarantor to the Administrative Agent or any Lender under its respective Guaranty, (ii) prejudice, waive, or be construed to impair, affect, prejudice or waive the rights and abilities of the Administrative Agent or any Lender at law, in equity or by statute, against any Guarantor pursuant to its respective Guaranty, and/or (iii) release or discharge, nor be construed to release or discharge, any of the Guarantor Obligations owing to the Administrative Agent or any Lender by any Guarantor under its respective Guaranty; and (f) represents  and  warrants  that  each of the representations and warranties made by such Guarantor in any of the documents executed in connection with the Credit Agreement remains true and correct as of the date hereof.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Affirmation as of the 1st day of April, 2008.

GUARANTORS: HURON CONSULTING GROUP HOLDINGS LLC, a Delaware limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
HURON CONSULTING SERVICES LLC, a Delaware limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
WELLSPRING MANAGEMENT SERVICES LLC, formerly known as SPELTZ & WEIS LLC, a Delaware limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
HURON (UK) LIMITED, a UK limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO

AAXIS TECHNOLOGIES, INC., a Virginia corporation By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
FAB ADVISORY SERVICES, LLC, an Illinois limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
GLASS & ASSOCIATES, INC., a Delaware corporation By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
GLASS EUROPE LIMITED, a United Kingdom Private Company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
WELLSPRING PARTNERS, LTD., a Delaware corporation By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO

WELLSPRING VALUATION, LTD., a Delaware corporation By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO
KABUSHIKI KAISHA HURON CONSULTING GROUP, a Japan business corporation By: /s/ Gary E. Holdren Name: Gary E. Holdren Title: Director
HURON DEMAND LLC, a Delaware limited liability company By: /s/ Gary L. Burge Name: Gary L. Burge Title: CFO